EXHIBIT 10.24

UNCONDITIONAL GUARANTY OF PAYMENT AND PERFORMANCE

WHEREAS, pursuant to the Convertible Secured Promissory Note — Bridge Loan (the “Note”), Warrant to Purchase Shares of Common Stock and Registration Rights Agreement being entered into concurrently herewith between Earth Biofuels, Inc. (“Borrower”) and Greenwich Power, L.L.C. (“Lender”) (such Note, Warrant and Agreement are hereinafter collectively referred to as the “Agreements”), the undersigned (“Guarantor”) will receive substantial economic benefits, and Guarantor has requested that Lender enter into the Agreements with Borrower; and Lender is willing to enter into the Agreements but only upon the condition, among others, that Guarantor shall have executed and delivered this Guaranty to Lender.

NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual covenants contained in this Guaranty and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1. To induce Lender to advance funds to Borrower upon the terms and conditions set forth in the Note, and in consideration thereof, Guarantor hereby unconditionally and irrevocably guaranties to Lender, and to its successors, endorsees, transferees, and assignees, Borrower’s prompt and complete payment when due, whether at the stated maturity, by acceleration or otherwise, of Borrower’s obligations under the Note, and Borrower’s prompt and complete performance of all of its other covenants, obligations and agreements contained in the Note and the other Agreements.

2. This is intended to be and shall be construed as a continuing guaranty and shall remain in full force and effect and shall be binding in accordance with and to the extent of its terms upon Guarantor and its successors and assigns, and shall inure to the benefit of Lender and its successors, endorsees, transferees and assigns.

3. If all or any parts of the obligations of Borrower to Lender are not paid when due, Guarantor hereby guarantees that it will pay the same to Lender, upon demand, without setoff or counterclaim and without reduction by reason of any taxes, levies, imposts, charges and withholdings, restrictions or conditions of any nature that are now or may hereafter be imposed, levied or assessed by any country, political subdivision or taxing authority, all of which will be for the account of and paid by Guarantor, and Lender need not first proceed to preserve, utilize or exhaust any other rights or remedy against Borrower or other guarantor or any security that Lender may have to obtain payment. The payment shall be made in cash, bank check or immediately available funds at Lender’s office at 537 Steamboat Road, Greenwich, Connecticut 06830-7153 or at such other place as Lender may designate in writing.

4. Guarantor hereby waives notice of the acceptance of this Guaranty and of the transactions as above specified and the state of Borrower’s account at any time, and expressly agrees to any extensions, renewals, accelerations or modifications of any of the terms of the Agreements or any of them, and waives diligence, presentment, demand, protest or notice, whether of non-payment, dishonor, protest or otherwise, of any document or documents and notice of any extension, renewal, modification or default and assents to the release, substitution or variation of any collateral that may at any time be held as security for the Note, all without relieving Guarantor of any liability under this Guaranty. The obligations of Guarantor under this Guaranty shall be an unconditional obligation to make prompt payment and performance to Lender irrespective of the genuineness, validity, regularity or enforceability of any indebtedness or evidence of indebtedness of Borrower to Lender or of other circumstances that might otherwise under the laws of any jurisdiction constitute a legal or equitable discharge of a surety or a guarantor or a bar (in the nature of a moratorium or otherwise) to the enforcement of Lender’s rights either (i) against Borrower on all or any part of its obligations under the Agreements or (ii) under this Guaranty.

5. Notwithstanding any payment or payments made by Guarantor under this Guaranty or any setoff or application of funds of Guarantor by Lender, Guarantor shall not be entitled to be subrogated to any of the rights of Lender against Borrower or any collateral security or guarantee or right of offset held by Lender for the payment or performance of the obligations of Borrower, nor shall Guarantor seek any reimbursement from Borrower in respect of payments made by Guarantor under this Guaranty, until all amounts then owing and any other performance then due to Lender by Borrower for or on account of the obligations of Borrower to Lender are irrevocably paid and satisfied in full.

6. Any indebtedness of Borrower now or hereafter owed to or held by Guarantor is hereby subordinated to the indebtedness of Borrower to Lender; and such indebtedness of Borrower to Guarantor if Lender so requests shall be collected, enforced and received by Guarantor as trustee for Lender and be paid over to Lender on account of the indebtedness of Borrower to Lender but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

7. No failure to exercise and no delay in exercising, on the part of Lender, any right, power or privilege under this Guaranty shall operate as a waiver of right, power or privilege, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise of the right, power or privilege, or the exercise of any other power or right.  The rights and remedies provided in this Guaranty are cumulative and not exclusive of any rights or remedies provided by law.

8. Any notice or demand required or permitted to be made or given hereunder shall be deemed sufficiently made and given if given by personal service or by the mailing of such notice or demand by certified or registered mail, return receipt requested, or by overnight courier service providing for proof of delivery, addressed to the parties at their respective last known addresses and, if to Guarantor, with a copy to Roger A. Crabb, Esq., Scheef & Stone, L.L.P., 5956 Sherry Lane — Suite 1400, Dallas, Texas 75225-8031; or if to Lender, with a copy to Hilary B. Miller, Esq., 112 Parsonage Road, Greenwich, Connecticut 06830-3942. Either party may change its address by like notice to the other party.

9. Guarantor hereby represents, warrants, and covenants to Lender that: (a) except as disclosed to Lender in writing prior in the execution of this Guaranty, no action, suit, investigation or proceeding is pending or known to be threatened against or affecting Guarantor that, if adversely determined, would have a material adverse effect upon its financial condition;

(b) Guarantor is not in default under any indenture relating to borrowed money, any agreement to which it is a party or by which it is bound, any other indenture, or any order, regulation, ruling or requirement of a court or public body or authority by which it is bound, which default would have a material adverse effect on the financial position of Guarantor; and (c) no license, consent or approval of, or filing with, any governmental body or other regulatory authority is required for the making and performance of, or any instrument or transaction contemplated by, this Guaranty.

10. No provision of this Guaranty shall be waived, amended or supplemented except by a written instrument executed by Lender.

11. The obligations of Guarantor under this Guaranty shall continue in full force and effect and shall remain in operation until all of the obligations of Borrower under the Agreements shall have been paid in full or otherwise fully satisfied, and continue to be effective or be reinstated, as the case may be, if at any time payment or other satisfaction of any of such obligations is rescinded or must otherwise be restored or returned upon the bankruptcy, insolvency, or reorganization of Borrower, or otherwise, as though such payment had not been made or other satisfaction occurred. No invalidity, irregularity or unenforceability by reason of applicable bankruptcy laws or any other similar law, or any law or order of any government or government agency purporting to reduce, amend or otherwise affect, the obligations of Borrower shall impair, affect, be a defense to or claim against the obligations of Guarantor under this Guaranty.

12. In addition to its guaranty of Borrower’s payment of the obligations of Borrower under the Note and Borrower’s performance of all covenants, obligations and agreements contained in the Agreements, Guarantor shall pay all actual costs and expenses (including reasonable attorneys’ fees) paid or incurred by Lender in connection with the enforcement of this Guaranty.

13. Guarantor hereby agrees to execute any and all further documents, agreements, and instruments, and take all further actions, that Lender shall reasonably request to effectuate or further preserve, evidence, perfect the rights purported to be created in favor of Lender under this Guaranty. Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of Borrower, and any and all endorsers and/or other guarantors of any instrument or document evidencing all or any part of the obligations of Borrower, and of all other circumstances bearing upon the risk of nonpayment of the Note, or any part of the obligations of Borrower, that diligent inquiry would reveal, and Guarantor hereby agrees that Lender shall have no duty to advise Guarantor of information known to Lender regarding such condition or any such circumstances. If Lender, in its sole discretion, undertakes at any time or from time to time to provide any such information to Guarantor, Lender shall be under no obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information that pursuant to accepted or reasonable commercial finance practices, Lender wishes to maintain confidential, or (iii) to make any other or future disclosures of such information or any other information to Guarantor.

14. Guarantor hereby grants to Lender a security interest in the Guaranty Collateral to secure the full and prompt payment and performance of all of Guarantor’s obligations under this Guaranty. Guarantor represents and warrants to Lender that it is the sole owner of the Guaranty Collateral, free and clear of all liens, claims and encumbrances. For purposes of this Guaranty, “Guaranty Collateral” means certificates for 10,000,000 shares of common stock, $0.001 par value, of Borrower, registered in the name of Guarantor, which certificates are being delivered to Lender’s counsel, duly endorsed for transfer in blank with signatures guaranteed, to be held in escrow by such counsel pending the full performance of the aforesaid obligations of Guarantor. Guarantor shall from time to time execute and deliver to Lender, at the request of Lender, all documents that Lender may reasonably request, in form satisfactory to Lender, to perfect and continue perfected Lender’s security interest in the Guaranty Collateral and in order to fully consummate all of the transactions contemplated hereunder. In the event of a default hereunder, Lender shall have all rights and remedies of a secured party provided by the Uniform Commercial Code in effect in the State of Delaware.

15.This Guaranty shall be construed and enforced in accordance with the substantive laws of the State of Delaware without regard to conflict of law principles. Each party hereby consents and submits to the exclusive personal and subject matter jurisdiction of the state and federal courts located in New York County, New York for purposes of any action or proceeding related to this Guaranty. Trial by jury in any action arising, proceeding or counterclaim arising hereunder or with respect hereto is hereby waived.

IN WITNESS WHEREOF, intending to be legally bound, and intending that this Guaranty shall constitute as instrument executed under seal, the Guarantor has caused this Guaranty to be executed as of May 4, 2006.

APOLLO INTERNATIONAL RESOURCES, INC.

By:	/s/ DENNIS G. MCLAUGHLIN, III
Dennis G. McLaughlin, III
Its President